UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No.    )

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Dine Brands Global, Inc.

(Name of registrant as specified in its charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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DINE BRANDS GLOBAL, INC. ANNOUNCES MOVE TO VIRTUAL ANNUAL

MEETING OF STOCKHOLDERS FOR 2020

Glendale, California. April 28, 2020 – DINE BRANDS GLOBAL, INC. (NYSE:DIN) (the “Corporation”) today announced that, due to the public health impact of the coronavirus (COVID-19) pandemic, the Corporation will hold its 2020 Annual Meeting of Stockholders (the “Annual Meeting”) solely by means of remote communication (i.e., a virtual-only meeting). Stockholders will not be able to attend the Annual Meeting in person.

The Annual Meeting will be held on Tuesday, May 12, 2020 at 8:00 a.m. PDT in a virtual format only at www.meetingcenter.io/213398934. As described in the proxy materials for the Annual Meeting previously distributed, stockholders as of the close of business on March 18, 2020, the record date, are entitled to participate in the Annual Meeting. To participate, stockholders will need the 15-digit control number included in the proxy materials previously delivered to such stockholders.

A notice regarding the change to a virtual-only meeting (the “Notice”) is being filed with the Securities and Exchange Commission together with this press release. Additional information regarding the Annual Meeting, stockholder participation and voting is provided in the Notice.

About Dine Brands Global, Inc.

Based in Glendale, California, Dine Brands Global, Inc. (NYSE: DIN), through its subsidiaries, franchises restaurants under both the Applebee’s Neighborhood Grill + Bar and IHOP brands. With over 3,600 restaurants combined in 17 countries and approximately 370 franchisees, Dine Brands is one of the largest full-service restaurant companies in the world. For more information on Dine Brands, visit the Corporation’s website located at www.dinebrands.com.

Forward-Looking Statements

Statements contained in this press release may constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. You can identify these forward-looking statements by words such as “may,” “will,” “would,” “should,” “could,” “expect,” “anticipate,” “believe,” “estimate,” “intend,” “plan,” “goal” and other similar expressions. These statements involve known and unknown risks, uncertainties and other factors, which may cause actual results to be materially different from those expressed or implied in such statements. These factors include, but are not limited to: uncertainty regarding the duration and severity of the ongoing COVID-19 pandemic and its ultimate impact on the Corporation; the effectiveness of related containment measures; general economic conditions; our level of indebtedness; compliance with the terms of our securitized debt; our ability to refinance our current indebtedness or obtain additional financing; our dependence on information technology; potential cyber incidents; the implementation of restaurant development plans; our dependence on our franchisees; the concentration of our Applebee’s franchised restaurants in a limited number of franchisees; the financial health of our franchisees; our franchisees’ and other licensees’ compliance with our quality standards and trademark usage; general risks associated with the restaurant industry; potential harm to our brands’ reputation; possible future impairment charges; the effects of tax reform; trading volatility and fluctuations in the price of our stock; our ability to achieve the financial guidance we provide to investors; successful implementation of our business strategy; the availability of suitable locations for new restaurants; shortages or interruptions in the supply or delivery of products from third parties or availability of utilities; the management and forecasting of appropriate inventory levels; development and implementation of innovative marketing and use of social media; changing health or dietary preference of consumers; risks associated with doing business in international markets; the results of litigation and other legal proceedings; third-party claims with respect to intellectual property assets; our ability to attract and retain management and other key employees; compliance with federal, state and local governmental regulations; risks associated with our self-insurance; natural disasters, pandemics, epidemics, or other serious incidents; our success with development initiatives outside of our core business; the adequacy of our internal controls over financial reporting and future changes in accounting standards; and other factors discussed from time to time in the Corporation’s Annual and Quarterly Reports on Forms 10-K and 10-Q and in the Corporation’s other filings with the Securities and Exchange Commission. The forward-looking statements contained in this press release are made as of the date hereof and the Corporation does not intend to, nor does it assume any obligation to, update or supplement any forward-looking statements after the date hereof to reflect actual results or future events or circumstances.

ADDITIONAL INFORMATION REGARDING THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 12, 2020

The following Notice of Change of Location relates to the proxy statement (the “Proxy Statement”) of DINE BRANDS GLOBAL, INC. (the “Corporation”), dated April 1, 2020, furnished to stockholders of the Corporation in connection with the solicitation of proxies by the Board of Directors of the Corporation for use at the Annual Meeting of Stockholders to be held on May 12, 2020. This Supplement is being filed with the Securities and Exchange Commission and is being made available to stockholders on or about April 28, 2020.

THE NOTICE SHOULD BE READ IN CONJUNCTION WITH THE PROXY STATEMENT.

NOTICE OF CHANGE OF LOCATION OF ANNUAL MEETING OF

STOCKHOLDERS TO BE HELD ON MAY 12, 2020

To the Stockholders of DINE BRANDS GLOBAL, INC.:

Due to the public health impact of the coronavirus (COVID-19) pandemic, related governmental actions and the importance of safeguarding the health of our stockholders, coworkers and representatives, the location and format of the 2020 Annual Meeting of Stockholders (the “Annual Meeting”) has been changed and will be held solely by means of remote communication (i.e., a virtual-only meeting).

The Annual Meeting will still be held on Tuesday, May 12, 2020 at 8:00 a.m. PDT. As described in the proxy materials for the Annual Meeting previously distributed, you are entitled to participate in the Annual Meeting if you were a stockholder as of the close of business on March 18, 2020 (the “Record Date”).

Attending the Virtual Meeting as a Stockholder of Record

If you were a holder of record of common stock of Dine Brands Global, Inc. at the close of business on the Record Date (i.e., you held your shares in your own name as reflected in the records of our transfer agent, Computershare), you can attend the meeting by accessing www.meetingcenter.io/213398934 and entering the 15-digit control number on the Proxy Card or Notice of Availability of Proxy Materials you previously received. The meeting password is DIN2020.

Registering to Attend the Annual Meeting as a Beneficial Owner

If you were a beneficial holder of record of common stock of Dine Brands Global, Inc. as of the Record Date (i.e. you hold your shares in “street name” through an intermediary, such as a bank or broker), you must register in advance to virtually attend the Annual Meeting. To register, you must obtain a legal proxy, executed in your favor, from the holder of record and submit proof of your legal proxy reflecting the number of shares of the Corporation’s common stock you held as of the Record Date, along with your name and email address, to Computershare. Please forward the email from your broker, or attach an image of your legal proxy to legalproxy@computershare.com. Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 p.m. Eastern, on April 8, 2020. You will then receive a confirmation of your registration, with a control number, by email from Computershare. At the time of the meeting, go to www.meetingcenter.io/213398934 and enter your control number and the meeting password DIN2020.

Asking Questions

If you are attending the meeting as a stockholder of record or registered beneficial owner, questions can be submitted by accessing the meeting center at www.meetingcenter.io/213398934, entering your control number and meeting password DIN2020, and clicking on the message icon in the upper right hand corner of the page. To return to the main page, click the “i” icon at the top of the screen.

Voting Shares

If you have not already voted your shares in advance, you will be able to vote your shares electronically during the Annual Meeting by clicking on the “Cast Your Vote” link on the Meeting Center site.

Whether or not you plan to attend the Annual Meeting, we urge you to vote and submit your proxy in advance of the meeting by one of the methods described in the proxy materials previously distributed to you in connection with the Annual Meeting. The proxy card included with the proxy materials previously distributed will not be updated to reflect the change in location and format and may continue to be used to vote your shares in connection with the Annual Meeting. If you have already voted, no additional action is required.

Attending the Annual Meeting as a Guest

If you would like to enter the meeting as a guest in listen-only mode, click on the “I am a Guest” button after entering the meeting center at www.meetingcenter.io/213398934 and enter the information requested on the following screen. Please note you will not have the ability to ask questions or vote during the meeting if you participate as a guest.

A list of stockholders entitled to vote at the Annual Meeting will be available to stockholders for examination 10 days prior to the Annual Meeting. To review the list of stockholders, please contact Ken Diptee, Executive Director, Investor Relations, at Ken.Diptee@dinebrands.com. The stockholder list will also be available during the Annual Meeting on the meeting website.

The meeting will begin promptly at 8:00 a.m. PDT. Online access will open fifteen minutes prior to the start of the meeting, and you should allow ample time to log in to the meeting webcast and test your computer audio system.

If you encounter technical difficulties accessing the virtual annual meeting, please go to https://edge.media-server.com/mme/player/help.faq.php to view browser compatibility.

By Order of the Board of Directors,

/s/ Bryan R. Adel
Senior Vice President, Legal,
General Counsel and Secretary